Exhibit
SECOND AMENDMENT TO
CREDIT AGREEMENT
          This Second Amendment to Credit Agreement, dated as of December 20, 2006 (this “Agreement”), is among ATLANTIS PLASTIC FILMS, INC., a Delaware corporation (“Atlantis Plastic Films”), ATLANTIS MOLDED PLASTICS, INC., a Florida corporation (“Atlantis Molded Plastics”), ATLANTIS FILMS, INC., a Delaware corporation (“Atlantis Films”), RIGAL PLASTICS, INC., a Florida corporation (“Rigal Plastics”), ATLANTIS PLASTICS INJECTION MOLDING, INC., a Kentucky corporation (“Injection Molding”), PIERCE PLASTICS, INC., a Delaware corporation (“Pierce Plastics”), and EXTRUSION MASTERS, INC., an Indiana corporation (“Extrusion Masters” and together with Atlantis Plastic Films, Atlantis Molded Plastics, Atlantis Films, Rigal Plastics, Injection Molding and Pierce Plastics, collectively, the “Borrowers” and individually, a “Borrower”), the other persons designated as “Credit Parties” on the signature pages hereof, the Persons set forth on the signature pages hereto who are designated as “Lenders”, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a Delaware corporation (in its individual capacity “ML Capital”), as Administrative Agent, Lead Arranger and Sole Bookrunner and GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent.
W I T N E S S E T H:
          WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of March 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and
          WHEREAS, Borrowers have requested that Agent and Lenders amend the Credit Agreement in certain respects;
          NOW, THEREFORE, the parties hereto agree as follows:
          1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below and in reliance on the representations and warranties set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
          (a) The definition of “Pricing Table” contained in Annex A of the Credit Agreement is amended and restated in its entirety as follows:
          “Pricing Table” means the following table:

		Revolving Loans, Term
		Loan and all other
		Obligations (other than		Swing Line
Tier		Swingline Loans)		Loans
Level	Leverage Ratio	Index Rate	LIBOR	Index Rate
4	Greater than or equal to 6.25 to 1.0	2.00%	4.00%	2.00%
3	Greater than or equal to 5.75 to 1.0, but less than 6.25 to 1.0	1.50%	3.50%	1.50%
2	Greater than or equal to 5.25 to 1.0, but less than 5.75 to 1.0	1.00%	3.00%	1.00%
1	Less than 5.25 to 1.0	.75%	2.75%	.75%
          For purposes of the Pricing Table, if Borrower Representative shall at any time fail to timely deliver a Compliance Certificate, then effective as of the tenth (10th) Business Day following the date on which such Compliance Certificate was due, each Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the Pricing Table until the date of delivery of such Compliance Certificate.”
          (b) Section 1.5(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “(b) Prepayments from Excess Cash Flow. Within one hundred (100) days after the end of each Fiscal Year commencing with the Fiscal Year ended December 31, 2006, Borrowers shall prepay the Loans in an amount equal to seventy-five percent (75%) of the Excess Cash Flow for such Fiscal Year. The calculation shall be based on the audited Financial Statements for Holdings and its Subsidiaries.”
          (c) Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “4.3 Fixed Charge Coverage Ratio
          Holdings, Borrowers and their Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the twelve (12) month period then ended of not less than the following:

Minimum Fixed Charge
Fiscal Quarter	Coverage Ratio
December 31, 2006	1.00 to 1.00
March 31, 2007	1.00 to 1.00
June 30, 2007	1.05 to 1.00
September 30, 2007	1.05 to 1.00
December 31, 2007	1.05 to 1.00
March 31, 2008	1.05 to 1.00
June 30, 2008	1.05 to 1.00
September 30, 2008	1.05 to 1.00
December 31, 2008	1.05 to 1.00
March 31, 2009	1.05 to 1.00
June 30, 2009	1.05 to 1.00
September 30, 2009	1.10 to 1.00
December 31, 2009	1.10 to 1.00
March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010	1.15 to 1.00
March 31, 2011 and each Fiscal Quarter ending thereafter	1.20 to 1.00
          (d) Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “4.4 Maximum Leverage Ratio
          Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the twelve (12) month period then ended of not more than the following:

Fiscal Quarter	Maximum Leverage Ratio
December 31, 2006	7.20 to 1.00
March 31, 2007	7.35 to 1.00
June 30, 2007	7.00 to 1.00
September 30, 2007	6.50 to 1.00
December 31, 2007	6.125 to 1.00
March 31, 2008	5.875 to 1:00
June 30, 2008	5.625 to 1:00
September 30, 2008	5.50 to 1:00
December 31, 2008	5.50 to 1:00
March 31, 2009	5.25 to 1:00
June 30, 2009	5.00 to 1:00

Fiscal Quarter	Maximum Leverage Ratio
September 30, 2009	5.00 to 1:00
December 31, 2009	4.75 to 1:00
March 31, 2010	4.75 to 1.00
June 30, 2010	4.75 to 1:00
September 30, 2010	4.75 to 1:00
December 31, 2010	4.75 to 1:00
March 31, 2011	4.50 to 1:00
June 30, 2011	4.50 to 1:00
September 30, 2011	4.50 to 1.00
December 31, 2011 and each Fiscal Quarter ending thereafter	4.50 to 1.00
          (e) The following is hereby added to the Credit Agreement as Section 4.4B thereof:
          “4.4B Capital Expenditures.
          Holdings, Borrower and their Subsidiaries shall not permit the aggregate amount of Capital Expenditures for (i) the period commencing on January 1, 2006 and ending on December 31, 2006 to exceed $12,000,000, (ii) Fiscal Year ended December 31, 2007 to exceed $8,000,000 or (iii) any Fiscal Year thereafter, to exceed $10,000,000; provided that for any calendar month after the Fiscal Year ended December 31, 2007 that the Leverage Ratio is certified pursuant to the terms hereof to be below 5.25 to 1.0, Holdings, Borrower and the Subsidiaries shall be permitted to make such Capital Expenditures in accordance with the budget attached hereto as Exhibit 4.4B hereto.”
          (f) The second sentence of the lead-in paragraph of Section 4.5 is hereby amended and restated in its entirety as follows:
          “Borrower Representative will deliver each of the Financial Statements and other reports described below to Agent (and each Lender in the case of the Financial Statements and other reports described in Sections 4.5(a), (b), (e), (f), (g), (h), (i), (j), (k), (l), (n), (o), and (q)).”
          (g) Section 4.5(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “(h) Projections. As soon as available and in any event no later than the last day of each of Borrowers’ Fiscal Years, Borrower Representative will deliver Projections of Holdings and its Subsidiaries for the forthcoming fiscal year, month by month and for the two (2) subsequent years on an annual basis. As soon as available and in any event no later than the last day of each calendar month, Borrower Representative will deliver cash flow Projections of Holdings and its Subsidiaries for the forthcoming three (3) month period on a consolidated basis.”

          (h) The following Section 4.5(q) is hereby added to the Credit Agreement:
          “(q) Weekly Reports. On a weekly basis, Borrower Representative will deliver daily bookings summaries for the preceding week for each of the films group and the injection molding group.
          (i) Exhibit 4.4B is hereby added to the Credit Agreement as set forth on Exhibit A attached hereto.
          2. Conditions. The effectiveness of this Agreement is subject to the following conditions precedent, each to be in form and substance reasonably satisfactory to Agent:
          (a) Agent shall have received a copy of this Agreement executed by Borrowers, other Credit Parties, Agent and Requisite Lenders, together with such other documents, agreements and instruments as Agent may require or reasonably request;
          (b) Agent shall have received evidence satisfactory to Agent that Borrower Representative has offered to amend or modify the Second Lien Credit Agreement to add the covenants set forth in Sections 1(f) and 1(g) of this Agreement as required pursuant to clause (vi) of Section 5.1 of that certain Intercreditor Agreement dated as of March 22, 2005 among the Borrowers, Agent and the Bank of New York, in its capacity as collateral agent for the various financial institutions party to the Second Lien Debt Documents from time to time;
          (c) No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing;
          (d) All actions and proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and
          (e) The warranties and representations of Borrowers contained in this Agreement, the Credit Agreement, as amended or otherwise modified hereby, and the Loan Documents (after giving effect to this Agreement), shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
          3. Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrowers represent and warrant to Agent and Lenders that:
          (a) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on the part of each Borrower, this Agreement has been duly executed and delivered by each Borrower and this Agreement constitutes a valid and binding agreement of each Borrower, enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles;
          (b) that no Default or Event of Default has occurred and is continuing as of the date hereof; and
          (c) immediately after giving effect to this Agreement and the consummation of the transactions contemplated hereby, each of the representations and warranties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
          4. Fees. Borrowers shall, on the date hereof, pay to each Lender which shall have executed and delivered a counterpart to this Agreement prior to 5:00 pm (Chicago time) on December 19, 2006 a fully earned, non-refundable fee of fifty (50) basis points on the outstanding Loans (other than the Revolving Loans) owed to such Lender and the Revolving Loan Commitment of such Lender.
          5. Interest Rate Adjustment. The parties hereto agree that with respect to interest accruing (i) from the date hereof through December 31, 2006, the Applicable Margins shall be calculated using Tier Level 3 of the Pricing Table and (ii) from January 1, 2007 until the next Adjustment Date, the Applicable Margins shall be calculated using Tier Level 4 of the Pricing Table.
          6. Miscellaneous.
          (a) Default. Borrowers hereby acknowledge and agree that the breach by any Borrower of any of the representations, warranties, covenants or agreements made by any Borrower under this Agreement shall constitute an Event of Default.
          (b) Expenses. Each Borrower agrees to reimburse Agent for all costs and expenses (including reasonable legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.
          (c) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.
          (d) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
          (e) CONSENT TO JURISDICTION. BORROWERS AND CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT’S ELECTION, ALL

ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AND CREDIT PARTIES AGREE THAT AGENT’S OR ANY LENDER’S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE.
          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.
          (g) Successors and Assigns. This Agreement shall be binding upon and shall inure to the sole benefit of Borrowers, Credit Parties, Agent and Lenders and their respective successors and assigns.
          (h) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.
          (i) No Set-Off. Without limiting the Credit Agreement and the other Loan Documents, each Borrower and each other Credit Party hereby confirms and agrees that, to its knowledge, it has no set-offs, counterclaims or defenses to the enforcement of the Credit

Agreement and of the other Loan Documents, and hereby acknowledges that Agent and each Lender are relying on this statement in entering into this Agreement.
          (j) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.
          (k) Construction. Each Borrower and each other Credit Party acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents and this Agreement, that it has exercised independent judgment with respect to the Loan Documents and this Agreement, and that it has not relied on the Agent’s or on Lenders’ counsel for any advice with respect to the Loan Documents or this Agreement.
          (l) Loan Document. This Agreement shall constitute a Loan Document.
[SIGNATURE PAGES FOLLOW]

          Delivered at Chicago, Illinois, as of the day and year first above written.

ATLANTIS PLASTIC FILMS, INC.
ATLANTIS MOLDED PLASTICS, INC.
ATLANTIS FILMS, INC.
RIGAL PLASTICS, INC.
ATLANTIS PLASTICS INJECTION MOLDING, INC.
PIERCE PLASTICS, INC.
EXTRUSION MASTERS, INC.,
each as a Borrower

Each by: /s/ Paul G. Saari

Name: Paul G. Saari
Title: Senior Vice President and Chief Financial Officer

ATLANTIS PLASTICS, INC., as a Credit Party

By: /s/ Paul G. Saari

Name: Paul G. Saari
Title: Senior Vice President and Chief Financial Officer

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., acting through its division Merrill Lynch Capital, as Administrative Agent and a Lender

By:	/s/ Troy A. Oder

Name: Troy A. Oder
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James N. Urbates

Name: James N. Urbates
Title: Duly Authorized Signatory

CENTURION CDO 8, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

CENTURION CDO 9, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

CENTURION CDO 10, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

CENTURION CDO 12, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

CENTURION CDO 6, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

CENTURION CDO 7, LIMITED

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil

Name: Robin C. Stancil
Title: Director of Operations

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

By:	/s/ Tom Colwell

Name: Tom Colwell
Title: Authorized Signatory

BLACKROCK LIMITED DURATION INCOME TRUST

By:	/s/ Tom Colwell

Name: Tom Colwell
Title: Authorized Signatory

BLACKROCK SENIOR INCOME SERIES

By:	/s/ Tom Colwell

Name: Tom Colwell
Title: Authorized Signatory

BLACKROCK SENIOR INCOME SERIES II

By:	/s/ Ann Marie Smith

Name: Ann Marie Smith
Title: Authorized Signatory

BLACKROCK SENIOR INCOME SERIES IV

By:	/s/ Ann Marie Smith

Name: Ann Marie Smith
Title: Authorized Signatory

RED FOX FUNDING LLC

By:	/s/ Christina L. Ramseur

Name: Christina L. Ramseur
Title: Assistant Vice President

MAGNETITE IV CLO, LIMITED

By:	/s/ Ann Marie Smith

Name: Ann Marie Smith
Title: Authorized Signatory

MAGNETITE V CLO, LIMITED

By:	/s/ Ann Marie Smith

Name: Ann Marie Smith
Title: Authorized Signatory

ACCESS INSTITUTIONAL LOAN FUND

By:	Deerfield Capital Management LLC
Its:	Portfolio Manager

By:	/s/ Lynne Sanders

Name: Lynne Sanders
Title: Sr. Vice President

MUIRFIELD TRADING LLC

By:	/s/ Christina L. Ramseur

Name: Christina L. Ramseur
Title: Assistant Vice President

CUMBERLAND II CLO LTD.

By:	Deerfield Capital Management LLC
Its:	Collateral Manager

By:	/s/ Lynne Sanders

Name: Lynne Sanders
Title: Sr. Vice President

MARKET SQUARE CLO, LTD.

By:	Deerfield Capital Management LLC
Its:	Collateral Manager

By:	/s/ Lynne Sanders

Name: Lynne Sanders
Title: Sr. Vice President

BRIDGEPORT CLO, LTD.

By:	Deerfield Capital Management LLC
Its:	Collateral Manager

By:	/s/ Lynne Sanders

Name: Lynne Sanders
Title: Sr. Vice President

MARQUETTE PARK CLO, LTD.

By:	Deerfield Capital Management LLC
Its:	Collateral Manager

By:	/s/ Lynne Sanders

Name: Lynne Sanders
Title: Sr. Vice President

GSC PARTNERS GEMINI FUND LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein

Name: Seth Katzenstein
Title: Authorized Signatory

GSC PARTNERS CDO FUND V, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein

Name: Seth Katzenstein
Title: Authorized Signatory

GSC PARTNERS CDO FUND VI, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

GSC PARTNERS CDO FUND, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

GSC PARTNERS CDO FUND II, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

GSC PARTNERS CDO FUND III, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

GSC PARTNERS CDO FUND VII, LIMITED

By:	GSCP (NJ), L.P.
Its:	Collateral Manager

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

ING CAPITAL LLC

By:	/s/ Lawrence P. Eyink
Name:	Lawrence P. Eyink
Title:	Director

GREYROCK CDO LTD.
By	Aladdin Capital Management LLC as Manager

By:	/s/ Todd Murray
Name:	Todd Murray
Title:	Authorized Signatory

CENTURION CDO XI, LTD.

By:	RiverSource Investments, LLC
Its:	Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

BOLDWATER CBNA LOAN FUNDING, LLC

Boldwater CBNA Loan Funding LLC, for itself or as
Boldwater CFPI Loan Funding LLC

By:	/s/ Beata Konopko
Name:	Beata Konopko
Title:	Attorney-in-fact

GE COMMERCIAL LOAN HOLDING LLC

By:	General Electric Capital Corporation
Its:	Administrator

By:	/s/ Dwayne L. Coker
Name:	Dwayne L. Coker
Title:	Duly Authorized Signatory

LONG GROVE CLO, LIMITED

By:	Deerfield Capital Management LLC
Its:	Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Sr. Vice President

GE CFS LOAN HOLDING 2006-3 LLC

By:	General Electric Capital Corporation
Its:	Administrator

By:	/s/ Dwayne L. Coker
Name:	Dwayne L. Coker
Title:	Duly Authorized Signatory